UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22961

EA Series Trust
(Exact name of registrant as specified in charter)

19 E. Eagle Road
Havertown, PA 19083
(Address of principal executive offices) (Zip code)

19 E. Eagle Road
Havertown, PA 19083
(Name and address of agent for service)

215-882-9983
Registrant’s telephone number, including area code

Date of fiscal year end: May 31, 2024

Date of reporting period: May 31, 2024

Item 1. Report to Stockholders.

AOT Growth and Innovation ETF Ticker: AOTG Listed on: The Nasdaq Stock Market LLC	May 31, 2024 Annual Shareholder Report www.aotetf.com

This annual shareholder report contains important information about the AOT Growth and Innovation ETF (the “Fund”) for the period of June 1, 2023 to May 31, 2024 (the “Period”). You can find additional information about the Fund at www.aotetf.com. You can also request this information by contacting us at (215) 882-9983.

WHAT WERE THE FUND COSTS FOR THE YEAR? (based on a hypothetical $10,000 investment)
COST OF $10,000 INVESTMENT	COST PAID AS A PERCENTAGE OF $10,000 INVESTMENT
$85	0.75%

PERFORMANCE OF HYPOTHETICAL $10,000 INVESTMENT

WHAT FACTORS INFLUENCED PERFORMANCE FOR THE PERIOD?
For the Period, the Fund gained 25.80% NAV. Over the same Period, the S&P 500 Index gained 28.19%, and the Solactive GBS United States 1000 Index gained 27.55%. The Fund underperformed its benchmark indexes over the Period mainly due to its greater concentration in mid-cap and small-cap companies (as compared to the Fund’s benchmarks), which appreciated less than large-cap companies.
The Fund’s holdings in the Semiconductor and Technology sectors provided the Fund with significant appreciation over the Period. Each of the Financial Services, Consumer Discretionary, and Communication Services sectors experienced appreciation over the Period and contributed to the Fund’s positive performance.
Since inception on June 28, 2022 through May 31, 2024, the Fund outperformed its benchmarks with 22.80% annualized performance, versus 20.21% annualized performance in the S&P 500 Index and 19.33% annualized performance in the Solactive GBS United States 1000 Index.

AVERAGE ANNUAL TOTAL RETURNS
	One Year	Since Inception (6/28/2022)
AOT Growth and Innovation ETF - NAV	25.80%	22.80%
AOT Growth and Innovation ETF - Market	25.62%	22.77%
Solactive GBS United States 1000 Index	27.55%	19.33%
S&P 500 Index*	28.19%	20.21%
*The Fund has changed its benchmark to the Solactive GBS United States 1000 Index, which represents the overall domestic equity market in which the Fund invests.
The Fund’s past performance is not a good predictor of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Visit aotetf.com for more recent performance information.

Annual Shareholder Report: May 31, 2024
The Fund is distributed by Quasar Distributors, LLC.

AOT Growth and Innovation ETF Ticker: AOTG Listed on: The Nasdaq Stock Market LLC	May 31, 2024 Annual Shareholder Report www.aotetf.com

KEY FUND STATISTICS (as of Period End)
Net Assets	$35,997,018	Portfolio Turnover Rate*	10%
# of Portfolio Holdings	56	Advisory Fees Paid	$221,325
*Portfolio turnover is calculated without regard to short-term securities having a maturity of less than one year. Excludes impact of in-kind transactions.

SECTOR WEIGHTING (as a % of Net Assets)
Information Technology	51.5%	(1)
Financials	20.6%
Communication Services	12.9%
Consumer Discretionary	9.3%
Industrials	4.2%
Health Care	1.1%
Real Estate	0.2%
Money Market Funds	0.2%
Liabilities in Excess of Other Assets(2)	(0.0%)	(3)
Total	100.0%

(1) For purposes of the Fund’s compliance with its concentration limits, the Fund uses various sub-classifications and none of the Fund’s holdings in the sub-classifications exceed 25% of the Fund’s total assets.

(2) Cash, cash equivalents and liabilities in excess of other assets.
(3) Represents less than 0.05% of Net Assets.

ASSET WEIGHTING (as a % of Net Assets)

0.2%
99.8%
Common Stocks - 99.8%
Money Market Funds - 0.2%
Liabilities in Excess of Other Assets - (Less than 0.05%)

Availability of Additional Information
For additional information about the Fund, including its prospectus, financial information, and holdings, visit aotetf.com. Information about the Fund’s proxy voting records is available by calling (215) 882-9983.

Annual Shareholder Report: May 31, 2024
The Fund is distributed by Quasar Distributors, LLC.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the year covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the year covered by this report.

A copy of the registrant’s Code of Ethics is incorporated by reference.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees of the Trust has determined that there is at least one audit committee financial expert serving on its audit committee. Dr. Michael Pagano is an “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past fiscal year. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning, including review of the registrant’s tax returns and calculations of required income, capital gain and excise distributions. There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for the last fiscal year for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 5/31/2024	FYE 5/31/2023
(a) Audit Fees	$8,750	$7,250
(b) Audit-Related Fees	N/A	N/A
(c) Tax Fees	$2,250	$1,750
(d) All Other Fees	N/A	N/A

(e)(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

(e)(2) The percentage of fees billed by its principal accountant applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 5/31/2024	FYE 5/31/2023
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g) The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.

AOT Growth and Innovation ETF

Non-Audit Related Fees	FYE 5/31/2024	FYE 5/31/2023
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

(h) The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

(i) The registrant has not been identified by the U.S. Securities and Exchange Commission as having filed an annual report issued by a registered public accounting firm branch or office that is located in a foreign jurisdiction where the Public Company Accounting Oversight Board is unable to inspect or completely investigate because of a position taken by an authority in that jurisdiction..

(j) The registrant is not a foreign issuer.

Item 5. Audit Committee of Listed Registrants.
(a) The registrant is an issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, (the “Act”) and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Act. The independent members of the committee are as follows: Daniel Dorn, Chukwuemeka (Emeka) Oguh, and Michael Pagano.

(b) Not applicable.

Item 6. Investments.

AOT GROWTH AND INNOVATION ETF
SCHEDULE OF INVESTMENTS
May 31, 2024

COMMON STOCKS - 99.8%	Shares	Value
Advertising - 4.4%
Magnite, Inc.(a)	43,206	$533,162
PubMatic, Inc. - Class A(a)	19,810	433,839
Trade Desk, Inc. - Class A(a)	6,824	633,131
		1,600,132

Application Software - 14.4%
Adobe, Inc.(a)	1,240	551,502
Autodesk, Inc.(a)	662	133,459
BILL Holdings, Inc.(a)	1,817	94,575
Confluent, Inc. - Class A(a)	3,283	85,260
Datadog, Inc. - Class A(a)	3,208	353,457
DocuSign, Inc.(a)	5,101	279,229
HubSpot, Inc.(a)	713	435,679
Salesforce, Inc.	8,007	1,877,161
Samsara, Inc. - Class A(a)	5,531	187,667
Tyler Technologies, Inc.(a)	1,359	652,809
Unity Software, Inc.(a)	5,602	102,349
Workday, Inc. - Class A(a)	1,240	262,198
Zoom Video Communications, Inc. - Class A(a)	2,875	176,352
		5,191,697

Automobile Manufacturers - 1.7%
Tesla, Inc.(a)	3,454	615,088

Biotechnology - 0.1%
Intellia Therapeutics, Inc.(a)	1,980	42,332

Broadline Retail - 7.6%
Amazon.com, Inc.(a)	9,907	1,747,991
MercadoLibre, Inc.(a)	564	973,227
		2,721,218

Consumer Finance - 1.0%
American Express Co.	495	118,800
SoFi Technologies, Inc.(a)	33,981	234,469
		353,269

Diversified Banks - 4.9%
NU Holdings Ltd. - Class A(a)(b)	149,182	1,772,282

The accompanying notes are an integral part of these financial statements.

1

AOT GROWTH AND INNOVATION ETF
SCHEDULE OF INVESTMENTS (CONTINUED)
May 31, 2024

COMMON STOCKS - 99.8% (CONTINUED)	Shares	Value
Health Care Technology - 0.4%
Veeva Systems, Inc. - Class A(a)	873	$152,120

Human Resource & Employment Services - 4.2%
Paycom Software, Inc.	1,354	196,763
Paylocity Holding Corp.(a)	7,626	1,084,189
Sterling Check Corp.(a)	15,927	244,957
		1,525,909

Interactive Media & Services - 5.0%
Alphabet, Inc. - Class A	10,339	1,783,478

Internet Services & Infrastructure - 5.2%
DigitalOcean Holdings, Inc.(a)	6,735	249,532
Fastly, Inc. - Class A(a)	4,774	37,428
MongoDB, Inc.(a)	243	57,362
Okta, Inc.(a)	1,121	99,410
Shopify, Inc. - Class A(a)(b)	16,791	993,188
Snowflake, Inc. - Class A(a)	1,198	163,144
Twilio, Inc. - Class A(a)	4,715	270,641
		1,870,705

Movies & Entertainment - 3.5%
Netflix, Inc.(a)	952	610,822
Roku, Inc.(a)	2,736	157,047
Spotify Technology SA(a)(b)	1,710	507,494
		1,275,363

Pharmaceuticals - 0.6%
Eli Lilly & Co.	247	202,624

Real Estate Services - 0.2%
Zillow Group, Inc. - Class C(a)	2,196	89,926

Semiconductors - 24.6%
Advanced Micro Devices, Inc.(a)	23,273	3,884,264
NVIDIA Corp.	3,204	3,512,641
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR(b)	9,679	1,461,916
		8,858,821

Systems Software - 7.3%
Microsoft Corp.	4,192	1,740,225
Palo Alto Networks, Inc.(a)	344	101,449
ServiceNow, Inc.(a)	988	649,047
UiPath, Inc. - Class A(a)	10,265	125,849
		2,616,570

The accompanying notes are an integral part of these financial statements.

2

AOT GROWTH AND INNOVATION ETF
SCHEDULE OF INVESTMENTS (CONTINUED)
May 31, 2024

COMMON STOCKS - 99.8% (CONTINUED)	Shares	Value
Transaction & Payment Processing Services - 14.7%
Adyen NV - ADR(a)(b)	21,902	$282,317
Block, Inc.(a)	5,024	321,938
Dlocal Ltd.(a)(b)	41,429	379,075
Mastercard, Inc. - Class A	226	101,038
PayPal Holdings, Inc.(a)	12,547	790,336
Remitly Global, Inc.(a)	48,910	635,585
Toast, Inc. - Class A(a)	75,738	1,835,132
Visa, Inc. - Class A	3,431	934,810
		5,280,231
TOTAL COMMON STOCKS (Cost $26,358,564)		35,951,765

SHORT-TERM INVESTMENTS - 0.2%
Money Market Funds - 0.2%
First American Government Obligations Fund - Class X, 5.24%(c)	62,071	62,071
TOTAL SHORT-TERM INVESTMENTS (Cost $62,071)		62,071

TOTAL INVESTMENTS - 100.0% (Cost $26,420,635)		$36,013,836
Liabilities in Excess of Other Assets - (0.0%)(d)		(16,818)
TOTAL NET ASSETS - 100.0%		$35,997,018

Percentages are stated as a percent of net assets.

ADR - American Depositary Receipt
NV - Naamloze Vennootschap
SA - Sociedad Anónima

(a)	Non-income producing security.
(b)	Foreign issued security.
(c)	The rate shown represents the 7-day effective yield as of May 31, 2024.
(d)	Represents less than 0.05% of net assets.
The Global Industry Classification Standard ("GICS®") was developed by and/or is the exclusive property of MSCI, Inc. ("MSCI") and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

(b) Not applicable.

The accompanying notes are an integral part of these financial statements.

3

AOT GROWTH AND INNOVATION ETF
Item 7. Financial Statements and Financial Highlights for Open-End Management Investment
Companies.

STATEMENT OF ASSETS AND LIABILITIES
May 31, 2024

Assets:
Investments in securities, at value (See Note 2)	$36,013,836
Dividends and interest receivable	6,163
Securities lending income receivable (See Note 5)	12
Total assets	36,020,011

Liabilities:
Accrued investment advisory fees (See Note 4)	22,993
Total liabilities	22,993
Net Assets	$35,997,018

Net Assets Consist of:
Paid-in capital	$27,412,694
Total distributable earnings (accumulated deficit)	8,584,324
Net Assets:	$35,997,018

Calculation of Net Asset Value Per Share:
Net Assets	$35,997,018
Shares Outstanding (unlimited shares of beneficial interest authorized, no par value)	970,000
Net Asset Value per Share	$37.11

Cost of Investments in Securities	$26,420,635

The accompanying notes are an integral part of these financial statements.

AOT GROWTH AND INNOVATION ETF

STATEMENT OF OPERATIONS
For the Year Ended May 31, 2024

Investment Income:
Dividend income (Net of witholding tax of $5,119)	$55,173
Interest income	3,510
Securities lending income, net (See Note 5)	1,237
Total investment income	59,920

Expenses:
Investment advisory fees (See Note 4)	221,467
Less: Reimbursement of expenses from Advisor (See Note 4)	(142)
Net expenses	221,325

Net Investment Income (Loss)	(161,405)

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on:
Investments	1,173,181
1,173,181
Net change in unrealized appreciation (depreciation) on:
Investments	5,900,242
5,900,242
Net realized and unrealized gain (loss) on investments:	7,073,423
Net Increase (Decrease) in Net Assets Resulting from Operations	$6,912,018

The accompanying notes are an integral part of these financial statements.

AOT GROWTH AND INNOVATION ETF

STATEMENT OF CHANGES IN NET ASSETS

	For the Year Ended May 31, 2024	For the Period Ended May 31, 2023⁽¹⁾
Increase (Decrease) in Net Assets from:
Operations:
Net investment income (loss)	$(161,405)	$(90,159)
Net realized gain (loss) on investments	1,173,181	338,966
Net change in unrealized appreciation (depreciation) on investments	5,900,242	3,692,959
Net increase (decrease) in net assets resulting from operations	6,912,018	3,941,766

Capital Share Transactions:
Proceeds from shares sold	9,395,763	23,677,498
Payments for shares redeemed	(4,500,666)	(3,429,361)
Net increase (decrease) in net assets derived from net change in capital share transactions	4,895,097	20,248,137
Net Increase (Decrease) in Net Assets	11,807,115	24,189,903

Net Assets:
Beginning of period	24,189,903	—
End of period	$35,997,018	$24,189,903

Changes in Shares Outstanding:
Shares outstanding, beginning of period	820,000	—
Shares sold	280,000	950,000
Shares repurchased	(130,000)	(130,000)
Shares outstanding, end of period	970,000	820,000

(1) The Fund commenced operations on June 28, 2022.

The accompanying notes are an integral part of these financial statements.

AOT GROWTH AND INNOVATION ETF
FINANCIAL HIGHLIGHTS

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss) on Investments	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (000's)	Net Expenses (3)(4)(7)	Gross Expenses (3)(4)(7)	Net Investment Income (Loss)(3)	Portfolio Turnover Rate(5)
For the Year Ended May 31, 2024	$29.50	(0.18)	7.79	7.61	$37.11	25.80%	$35,997	0.75%	0.75%	(0.55)%	10%
For the Period June 28, 2022(6) to May 31, 2023	$25.00	(0.11)	4.61	4.50	$29.50	18.00%	$24,190	0.75%	N/A	(0.48)%	9%

(1) Net investment income per share represents net investment income divided by the daily average shares of beneficial interest outstanding throughout the period.
(2) All returns reflect reinvested dividends, if any, but do not reflect the impact of taxes. Total return for a period of less than one year is not annualized.
(3) For periods of less than one year, these ratios are annualized.
(4) Net expenses include effects of any reimbursement or recoupment.
(5) For periods of less than one year portfolio turnover is not annualized and is calculated without regard to short-term securities having a maturity of less than one year. Excludes the impact of in-kind transactions.

(6) Commencement of operations.
(7) Net and gross expenses do not include expenses of the investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

AOT GROWTH AND INNOVATION ETF

NOTES TO THE FINANCIAL STATEMENTS
May 31, 2024

NOTE 1 – ORGANIZATION

AOT Growth and Innovation ETF (the “Fund”) is a series of the EA Series Trust (the “Trust”), which was organized as a Delaware statutory trust on October 11, 2013. The Trust is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and the offering of the Fund’s shares (“Shares”) is registered under the Securities Act of 1933, as amended (the “Securities Act”). The Fund is considered diversified under the 1940 Act. The Fund commenced operations on June 28, 2022. The Fund qualifies as an investment company as defined in the Financial Accounting Standards Codification Topic 946-Financial Services- Investment Companies. The Fund’s investment objective is to seek long-term capital appreciation.

Shares of the Fund are listed and traded on the Nasdaq Stock Market. Market prices for the shares may be different from their net asset value (“NAV”). The Fund issues and redeems shares on a continuous basis at NAV only in blocks of 10,000 shares, called “Creation Units.” Creation Units are issued and redeemed principally in-kind for securities included in a specified universe. Once created, shares generally trade in the secondary market at market prices that change throughout the day in share amounts less than a Creation Unit. Except when aggregated in Creation Units, shares are not redeemable securities of the Fund. Shares of the Fund may only be purchased or redeemed by certain financial institutions (“Authorized Participants”). An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a DTC participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors do not qualify as Authorized Participants nor have the resources to buy and sell whole Creation Units. Therefore, they are unable to purchase or redeem the shares directly from the Fund. Rather, most retail investors may purchase shares in the secondary market with the assistance of a broker and are subject to customary brokerage commissions or fees.

Authorized Participants may be required to pay a transaction fee to compensate the Trust or its custodian for costs incurred in connection with creation and redemption transactions. The standard transaction fee, which is payable to the Trust’s custodian, typically applies to in-kind purchases of the Fund effected through the clearing process on any business day, regardless of the number of Creation Units purchased or redeemed that day (“Standard Transaction Fees”). Variable fees are imposed to compensate the Fund for the transaction costs associated with the cash transactions fees. Certain fund deposits consisting of cash-in-lieu or cash value may be subject to a variable charge (“Variable Transaction Fees”), which is payable to the Fund, of up to 2.00% of the value of the order in addition to the Standard Transaction Fees. Variable Transaction Fees received by the Fund, if any, are displayed in the Capital Share Transactions sections of the Statements of Changes in Net Assets.

Because, among other things, the Fund imposes transaction fees on purchases and redemptions of Shares to cover the custodial and other costs incurred by the Fund in effecting trades, the Board determined that it is not necessary to adopt policies and procedures to detect and deter market timing of the Fund’s Shares.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

A.Security Valuation. Equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market® (“NASDAQ”) are valued at the last reported sale price on the exchange on which the security is principally traded. Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”). If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the most recent quoted bid for exchange-traded or the mean between the most recent quoted bid and ask price for NASDAQ securities will be used. Equity securities that are not traded on a listed exchange are generally valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used. Prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate, which approximates fair value. Redeemable securities issued by open-end investment companies are valued at the investment company’s applicable net asset value, with the exception of exchange-traded open-end investment companies which are priced as equity securities. Fair values for long-term debt securities, including asset-backed securities (“ABS”), collateralized loan obligations

AOT GROWTH AND INNOVATION ETF

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
May 31, 2024

(“CLO”), collateralized mortgage obligations (“CMO”), corporate obligations, whole loans, and mortgage-backed securities (“MBS”) are normally determined on the basis of valuations provided by independent pricing services. Vendors typically value such securities based on one or more inputs, including but not limited to, benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and pricing models such as yield measurers calculated using factors such as cash flows, financial or collateral performance and other reference data. In addition to these inputs, MBS and ABS may utilize cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information. Reverse repurchase agreements are priced at their acquisition cost, and assessed for credit adjustments, which represents fair value. Futures contracts are carried at fair value using the primary exchange’s closing (settlement) price.

Subject to its oversight, the Trust’s Board of Trustees (the “Board”) has delegated primary responsibility for determining or causing to be determined the value of the Fund’s investments to Empowered Funds, LLC dba EA Advisers (the “Adviser”), pursuant to the Trust’s valuation policy and procedures, which have been adopted by the Trust and approved by the Board. In accordance with Rule 2a-5 under the 1940 Act, the Board designated the Adviser as the “valuation designee” of the Fund. If the Adviser, as valuation designee, determines that reliable market quotations are not readily available for an investment, the investment is valued at fair value as determined in good faith by the Adviser in accordance with the Trust’s fair valuation policy and procedures. The Adviser will provide the Board with periodic reports, no less frequently than quarterly, that discuss the functioning of the valuation process, if applicable, and that identify issues and valuation problems that have arisen, if any. As appropriate, the Adviser and the Board will review any securities valued by the Adviser in accordance with the Trust’s valuation policies during these periodic reports. The use of fair value pricing by the Fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. As of May 31, 2024, the Fund did not hold any securities that required fair valuation due to unobservable inputs.

As described above, the Fund may use various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

AOT GROWTH AND INNOVATION ETF

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
May 31, 2024

The following is a summary of the fair value classification of the Fund’s investments as of May 31, 2024:

DESCRIPTION	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets
Common Stocks	$35,951,765	$—	$—	$35,951,765
Money Market Funds	62,071	—	—	62,071
Total Investments in Securities	$36,013,836	$—	$—	$36,013,836

Refer to the Schedule of Investments for industry classifications.

During the fiscal year ended May 31, 2024, the Fund did not invest in any Level 3 investments and recognized no transfers to/from Level 3. Transfers between levels are recognized at the end of the reporting period.

B.Foreign Currency. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts using the spot rate of exchange at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.The Fund isolates the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. That portion of gains (losses) attributable to the changes in market prices and the portion of gains (losses) attributable to changes in foreign exchange rates are included on the “Statement of Operations” under “Net realized gain (loss) – Foreign currency” and “Change in Net Unrealized Appreciation (Depreciation) – Foreign Currency,” respectively.

The Fund reports net realized foreign exchange gains or losses that arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

C.Federal Income Taxes. The Fund intends to continue to comply with the requirements of subchapter M of the Internal Revenue Code of 1986, as amended, as necessary to qualify as a regulated investment company and distribute substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income tax provision is required. As of and during the fiscal year ended May 31, 2024, the Fund did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. As of and during the fiscal year ended May 31, 2024, the Fund did not have liabilities for any unrecognized tax benefits. The Fund would/will recognize interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations. During the fiscal year ended May 31, 2024, the Fund did not incur any interest or penalties. The Fund is subject to examination by U.S. taxing authorities for the tax periods since the Fund’s commencement of operations.

The Fund may be subject to taxes imposed on realized and unrealized gains on securities of certain foreign countries in which the Fund invests. The foreign tax expense, if any, was recorded on an accrual basis and is included in “Net realized gain (loss) on investments” and “Net increase (decrease) in unrealized appreciation or depreciation on investments” on the accompanying Statements of Operations. The amount of foreign tax owed, if any, is included in“Payable for foreign taxes” on the accompanying Statements of Assets and Liabilities and is comprised of and taxes on unrealized gains.

D.Security Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Dividend income is recorded on the ex-dividend date, net of any foreign taxes withheld at source. Interest income is recorded on an

AOT GROWTH AND INNOVATION ETF

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
May 31, 2024

accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable tax rules and regulations.

Distributions to shareholders from net investment income for the Fund are declared and paid on a quarterly basis and distributions to shareholders from net realized gains on securities normally are declared and paid on an annual basis. Distributions are recorded on the ex-dividend date. The Fund may distribute more frequently, if necessary, for tax purposes.

E.Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of increases and decreases in net assets from operations during the period. Actual results could differ from those estimates.

F.Share Valuation. The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the New York Stock Exchange (“NYSE”) is closed for regular trading. The offering and redemption price per share for the Fund is equal to the Fund’s net asset value per share.

G.Guarantees and Indemnifications. In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. Additionally, as is customary, the Trust’s organizational documents permit the Trust to indemnify its officers and trustees against certain liabilities under certain circumstances. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be against the Fund that have not yet occurred. As of the date of this report, no claim has been made for indemnification pursuant to any such agreement of the Fund.

H.Reclassification of Capital Accounts. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. The Fund’s realized net capital gains resulting from in-kind redemptions, in which shareholders exchanged Fund shares for securities held by the Fund rather than for cash, are not taxable to the Fund and are not distributed to shareholders. As such, they have been reclassified from distributable earnings to paid-in capital. For the fiscal year ended May 31, 2024, the following table shows the reclassifications made:

Distributable Earnings	Paid in Capital
$(1,609,260)	$1,609,260

NOTE 3 – RISKS

Markets may perform poorly and the returns from the securities in which the Fund invests may underperform returns from the general securities markets. Securities markets may experience periods of high volatility and reduced liquidity in response to governmental actions or intervention, economic or market developments, or other external factors. The value of a company’s securities may rise or fall in response to company, market, economic or other news.

Equity Investing Risk. The Fund invests in equity securities, which involves risks such as market fluctuations, changes in interest rates and perceived trends in stock prices. The values of equity securities could decline generally or could underperform other investments. In addition, securities may decline in value due to factors affecting a specific issuer, market or securities markets generally.

Investment Risk. When you sell your Shares of the Fund, they could be worth less than what you paid for them. The Fund could lose money due to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular asset classes or industries represented in the

AOT GROWTH AND INNOVATION ETF

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
May 31, 2024

markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or to factors that affect a particular industry or group of industries. During a general downturn in the securities markets, multiple asset classes may be negatively affected. Therefore, you may lose money by investing in the Fund.

Growth Stock Investment Risk. Growth-oriented common stocks may involve larger price swings and greater potential for loss than other types of investments. Growth stocks tend to trade at a premium when analyzed using tradition valuation metrics such as price-to-earnings ratio and price-to-book ratio. Due to this premium valuation, growth stocks tend to be more susceptible to big price swings. In bull markets, they tend to rise at a much faster pace than the overall market, and they tend to decline at a more rapid rate in bear markets.

Management Risk. The Fund is actively managed and may not meet its investment objective based on the Adviser’s or Sub-Adviser’s success or failure to implement investment strategies for the Fund. In addition, there is the risk that Sub-Adviser’s investment process, techniques and analyses will not produce the desired investment results and the Fund may lose value as a result.

Foreign Investment Risk. The Fund may invest in Global Depositary Receipts (“GDRs”), which are subject to foreign investment risk. Foreign securities can be more volatile than domestic (U.S.) securities. Securities markets of other countries are generally smaller than U.S. securities markets. Many foreign securities may also be less liquid than U.S. securities, which could prevent the Fund from selling a foreign security at an advantageous time or price.

Depositary Receipt Risk. American Depositary Receipts (“ADRs”) and GDRs are receipts, issued by depository banks in the United States or elsewhere, for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. ADRs and GDRs may be sponsored or unsponsored. In addition to the risks of investing in foreign securities, there is no guarantee that an ADR or GDR issuer will continue to offer a particular ADR or GDR. As a result, the Fund may have difficulty selling the ADRs or GDRs, or selling them quickly and efficiently at the prices at which they have been valued. The issuers of unsponsored ADRs or GDRs are not obligated to disclose information that is considered material in the U.S. and voting rights with respect to the deposited securities are not passed through. ADRs or GDRs may not track the prices of the underlying foreign securities on which they are based, and their values may change materially at times when U.S. markets are not open for trading.

Technology Sector Risk. The Fund will have exposure to companies operating in the technology sector. Technology companies, including information technology companies, may have limited product lines, financial resources and/or personnel. Technology companies typically face intense competition and potentially rapid product obsolescence. They are also heavily dependent on intellectual property rights and may be adversely affected by the loss or impairment of those rights.

Consumer Discretionary Sector Risk. The Fund’s investments are exposed to issuers conducting business in the Consumer Discretionary Sector. The manufacturing segment of the Consumer Discretionary Sector includes automotive, household durable goods, leisure equipment and textiles and apparel. The services segment includes hotels, restaurants and other leisure facilities, media production and services, and consumer retailing and services. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Consumer Discretionary Sector. The performance of companies operating in the Consumer Discretionary Sector has historically been closely tied to the performance of the overall economy, and also is affected by economic growth, consumer confidence, attitudes and spending. Changes in demographics and consumer tastes also can affect the demand for, and success of, consumer products and services in the marketplace. Moreover, the Consumer Discretionary Sector encompasses those businesses that tend to be the most sensitive to economic cycles.

Focused Investing Risk. The Fund may be susceptible to an increased risk of loss, including losses due to adverse occurrences affecting the Fund more than the market as a whole, to the extent that the Fund may, from time to time, concentrate its investments in the securities of a particular issuer or issuers, industry, group of industries, sector, or asset class.

AOT GROWTH AND INNOVATION ETF

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
May 31, 2024

See the Fund’s Prospectus and Statement of Additional Information regarding the risks of investing in shares of the Fund.

NOTE 4 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS.

Empowered Funds, LLC dba EA Advisers (the “Adviser”) serves as the investment adviser to the Fund. Pursuant to an investment advisory agreement (the “Advisory Agreement”) between the Trust, on behalf of the Fund, and the Adviser, the Adviser provides investment advice to the Fund and oversees the day-to-day operations of the Fund, subject to the direction and control of the Board and the officers of the Trust. Under the Advisory Agreement, the Adviser is also responsible for arranging transfer agency, custody, fund administration and accounting, and other non-distribution related services necessary for the Fund to operate. The Adviser administers the Fund’s business affairs, provides office facilities and equipment and certain clerical, bookkeeping and administrative services. The Adviser agrees to pay all expenses incurred by the Fund except for the fee paid to the Adviser pursuant to the Advisory Agreement, payments under any distribution plan adopted pursuant to Rule 12b-1, brokerage expenses, acquired fund fees and expenses, taxes (including tax-related services), interest (including borrowing costs), litigation expense (including class action-related services) and other non-routine or extraordinary expenses. The Adviser has contractually agreed to waive all or portion of its management fee for the Fund, to the extent necessary to offset all or a portion of acquired fund fees and expenses. This waiver agreement shall remain in effect for successive one-year periods until terminated by the Board of Trustees. The Adviser waived $142, or 0.06% of its advisory fee to offset the acquired fund fees and expenses incurred by the Fund.

AOT Invest, LLC (the “Sub-Adviser”), serves as a non-discretionary investment sub-adviser to the Fund. Pursuant to an investment sub-advisory agreement (the “Sub-Advisory Agreement”) among the Trust, the Adviser and the Sub-Adviser, the Sub-Adviser is responsible for determining the investment exposures for the Fund, subject to the overall supervision and oversight of the Adviser and the Board.

At a Board meeting held on March 8, 2024, the Board of Trustees of the Trust (the “Trustees”) including each Trustee who is not an “interested person” of the Trust, as defined in the 1940 Act, approved the Advisory and Sub-Advisory Agreements. Per the Advisory Agreement, the Fund pays an annual rate of 0.75% to the Adviser monthly based on average daily net assets.

U.S. Bancorp Fund Services, LLC (“Fund Services” or “Administrator”), doing business as U.S. Bank Global Fund Services, acts as the Fund’s Administrator and, in that capacity, performs various administrative and accounting services for the Fund. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund, including regulatory compliance monitoring and financial reporting; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund’s Custodian, transfer agent and fund accountant. Fund Services also serves as the transfer agent and fund accountant to the Fund. U.S. Bank N.A. (the “Custodian”), an affiliate of the Administrator, serves as the Fund’s Custodian.

The Custodian acts as the securities lending agent (the “Securities Lending Agent”) for the Fund.

NOTE 5 – SECURITIES LENDING

The Fund may lend up to 33⅓% of the value of the securities in its portfolio to brokers, dealers and financial institutions (but not individuals) under terms of participation in a securities lending program administered by the Securities Lending Agent. The securities lending agreement requires that loans are collateralized at all times in an amount equal to at least 102% of the value of any domestic loaned securities at the time of the loan, plus accrued interest. The use of loans of foreign securities, which are denominated and payable in U.S. dollars, shall be collateralized in an amount equal to 105% of the value of any loaned securities at the time of the loan plus accrued interest. The Fund receives compensation in the form of fees and earns interest on the cash collateral. The amount of fees depends on a number of factors including the type of security and length of the loan. The Fund continues to receive interest payments or dividends on the securities loaned during the borrowing period. Gain or loss on the value of securities loaned that may occur during the term of the loan will be for the account of the Fund. The Fund has the right under the terms of the securities lending agreement to recall the securities from the borrower on demand.

AOT GROWTH AND INNOVATION ETF

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
May 31, 2024

The securities lending agreement provides that, in the event of a borrower’s material default, the Securities Lending Agent shall take all actions the Securities Lending Agent deems appropriate to liquidate the collateral, purchase replacement securities at the Securities Lending Agent’s expense, or pay the Fund an amount equal to the market value of the loaned securities, subject to certain limitations which are set forth in detail in the securities lending agreement between the Fund and the Securities Lending Agent.

During the fiscal period, the Fund had loaned securities and received cash collateral for the loans. If securities were loaned, the cash collateral would be invested by the Securities Lending Agent in accordance with the Trust approved investment guidelines. Those guidelines require the cash collateral to be invested in readily marketable, high quality, short-term obligations; however, such investments are subject to risk of payment delays or default on the part of the issuer or counterparty or otherwise may not generate sufficient interest to support the costs associated with securities lending. The Fund could also experience delays in recovering its securities and possible loss of income or value if the borrower fails to return the borrowed securities, although the Fund is indemnified from this risk by contract with the Securities Lending Agent.

As of the end of the fiscal year, there were no securities on loan.

The interest income earned by the Fund on the investment of cash collateral received from borrowers for the securities loaned to them (“Securities Lending Income, Net”) is reflected in the Fund’s Statement of Operations. Net securities lending income earned on collateral investments and recognized by the Fund during the current fiscal year was $1,237.

Due to the absence of a master netting agreement related to the Fund's participation in securities lending, no additional offsetting disclosures have been made on behalf of the Fund for the total borrowings listed above.

NOTE 6 – PURCHASES AND SALES OF SECURITIES

For the fiscal year ended May 31, 2024, purchases and sales of securities for the Fund, excluding short-term securities and in-kind transactions, were as follows:

Purchases	Sales
$7,184,014	$2,825,638

For the fiscal year ended May 31, 2024, in-kind transactions associated with creations and redemptions were as follows:

Purchases	Sales
$4,824,795	$4,439,708

For the fiscal year ended May 31, 2024, short-term and long-term gains on in-kind transactions were as follows:

Short Term	Long Term
$384,680	$1,341,366

There were no purchases or sales of U.S. Government securities during the fiscal year.

AOT GROWTH AND INNOVATION ETF

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
May 31, 2024

NOTE 7 – TAX INFORMATION

The components of tax basis cost of investments and net unrealized appreciation (depreciation) for federal income tax purposes at May 31, 2024 were as follows:

Tax cost of Investments	$26,437,442
Gross tax unrealized appreciation	11,786,588
Gross tax unrealized depreciation	(2,210,194)
Net tax unrealized appreciation (depreciation)	$9,576,394
Undistributed ordinary income	—
Undistributed long-term gain	—
Total distributable earnings	—
Other accumulated gain (loss)	(992,070)
Total accumulated gain (loss)	$8,584,324

Under tax law, certain capital and foreign currency losses realized after October 31st and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year.

For the fiscal year ended May 31, 2024, the Fund did not defer any post-October capital losses and the Fund deferred, on a tax basis, qualified late year losses of:

Post October Late Year Loss Deferral
$83,670

At May 31, 2024, the Fund had the following capital loss carryforwards:

Unlimited Short-Term	Unlimited Long-Term
$(419,208)	$(489,192)

The Fund did not make any distributions during the fiscal year ended May 31, 2024.

NOTE 8 – SUBSEQUENT EVENTS

In preparing these financial statements, management of the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. There were no transactions that occurred during the year subsequent to May 31, 2024, that materially impacted the amounts or disclosures in the Fund’s financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of
AOT Growth and Innovation ETF and
The Board of Trustees of
EA Series Trust

Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of AOT Growth and Innovation ETF (the “Fund”), a series of EA Series Trust (the “Trust”), including the schedule of investments, as of May 31, 2024, the related statement of operations for the year ended May 31, 2024, the statement of changes in net assets and the financial highlights for the year ended May 31, 2024 and for the period June 28, 2022 (commencement of operations) to May 31, 2023 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2024, and the results of its operations, the changes in its net assets and the financial highlights for the periods stated above, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2023.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2024 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
July 29, 2024

AOT GROWTH AND INNOVATION ETF
FEDERAL TAX INFORMATION (UNAUDITED)

For the fiscal year ended May 31, 2024, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the Tax Cuts and Jobs Act of 2017. The percentage of dividends declared from ordinary income designated as qualified dividend income for the Fund was 0.00%.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended May 31, 2024, for the Fund was 0.00%.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under the Internal Revenue Section 871 (k)(2)(C) for the Fund was 0.00% (unaudited).

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment
Companies.

There were no matters concerning changes in and disagreements with Accountants on accounting and financial disclosures required by Item 304 of Regulation S-K.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

There were no matters submitted during the period covered by the report to a vote of shareholders.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management
Investment Companies

Not applicable. The Independent Trustees are paid by the Adviser out of the advisory fee. See Note 4 to the Financial Statements under Item 7.
Item 11. Statement Regarding Basis for Approval of Investment Advisory Contracts.
The Board (the members of which are referred to as “Trustees”) of the EA Series Trust (the “Trust”) met in-person on March 8-9, 2024 to consider the approval of the continuation of the Advisory Agreement between the Trust, on behalf of the AOT Growth and Innovation ETF (the “Fund”), and Empowered Funds, LLC dba EA Advisers (the “Adviser”), as well as to consider the approval of the continuation of the Sub-Advisory Agreement between the Adviser and AOT Invest LLC (the “Sub-Adviser), each for an additional annual term. In accordance with Section 15(c) of the 1940 Act, the Board requested, reviewed and considered materials furnished by the Adviser and Sub-Adviser relevant to the Board’s consideration of whether to approve the continuation of the Advisory Agreement and Sub-Advisory Agreement. In connection with considering the approval of both the Advisory Agreement and Sub-Advisory Agreement, the Trustees who are not “interested persons” of the Trust, as that term is defined in the 1940 Act (the “Independent Trustees”), met in executive session with counsel to the Trust, who provided assistance and advice. In reaching the decision to approve both the Advisory Agreement and Sub-Advisory Agreement, the Board considered and reviewed information provided by the Adviser and Sub-Adviser at this meeting and throughout the year, including among other things information about their respective personnel, operations, financial condition, and compliance and risk management. The Board also reviewed the Advisory Agreement and Sub-Advisory Agreement. During its review and consideration, the Board focused on and reviewed the factors it deemed relevant, including:
Nature, Quality, and Extent of Services. The Board was presented with and considered information concerning the nature, quality, and extent of the overall services provided by the Adviser to the Fund. In this connection, the Board considered the responsibilities of the Adviser, recognizing that the Adviser had invested significant time and effort in structuring the Trust and the Fund, and arranging service providers for the Fund. In addition, the Board considered that the Adviser is responsible for providing investment advisory oversight services to the Fund, executing all Fund transactions, monitoring compliance with the Fund’s objectives, policies and restrictions, and carrying out directives of the Board. The Board also considered the services provided by the Adviser in the oversight of the Trust’s administrator, transfer agent and custodian. In addition, the Board evaluated the integrity of each of the Adviser’s and Sub-Adviser’s personnel, the experience of the portfolio managers in managing assets and the adequacy of each of the Adviser’s and the Sub-Adviser’s resources to perform the services provided under the Advisory Agreement and Sub-Advisory Agreement. The Board also considered the Adviser’s ongoing oversight responsibilities vis-à-vis the Sub-Adviser.
Performance. The Board considered the third-party peer group analysis comparing the Fund’s performance to the performance of other funds that the third-party deemed to be comparable to the Fund. It was determined that the Adviser and the Sub-Adviser have consistently managed the Fund’s portfolio in accordance with its stated investment objective and strategies. The Board noted that the Fund outperformed the average total return of its ETF and mutual fund peer groups by 1017 (10.17%) and 1451 (14.51%) basis points, respectively, over the past 12 months ended December 31, 2023. The Board concluded that the Fund’s performance was reasonable.
Comparative Fees and Expenses. In considering the advisory fees and sub-advisory fees, the Board reviewed and considered the fees in light of the nature, quality, and extent of the services being provided by the Adviser and the Sub-Adviser, respectively. With respect to the advisory fees and expense ratio for the Fund, the Board also considered the fees and expense ratio versus the fees and expenses charged to other ETFs and mutual funds. The Board also considered the allocation of fees between the Adviser and the Sub-Adviser.
The Board compared the Fund’s gross total expense ratio, net total expense ratio, and management fee against the average gross total expense ratio, average net total expense ratio, and average management fee for ETFs and mutual funds in the Fund’s peer group. The Fund’s gross total expense ratio (0.75%) was slightly higher than the average for ETFs (0.74%) and was lower than the average for mutual funds (0.89%); the Fund’s net total expense ratio (0.75%) was higher than the average for ETFs (0.70%) and was lower than the average for mutual funds (0.84%); and the Fund’s management fee (0.75%) was higher than the average for both ETFs (0.67%) and mutual funds (0.66%). The Board considered that the Fund’s fee arrangement in which the Adviser is responsible for paying most of the Fund’s operating expenses out of its resources, noting that comparisons with the Fund’s overall expense ratio may be more relevant than comparisons to management fees only. They stated that such a comparison demonstrates the Fund’s overall cost structure is within the range of expense ratios of its respective ETF and mutual fund peers.
The Board considered, among other information, the data provided in the third-party report comparing the Fund’s fees to those of other funds that the third-party deemed to be comparable to the Fund. Fee information was provided in quartiles, ranging from quartile one (the least expensive) to quartile four (the most expensive). This data included a comparison of the Fund’s expense ratio against both ETFs and mutual funds. The Fund’s total expense ratio (for both gross and net) and management fee were in the following quartiles:

Fund	Total Expense Ratio		Net Expense Ratio		Management Fee Only
	ETFs	Mutual Funds	ETFs	Mutual Funds	ETFs	Mutual Funds
AOTG	Quartile 3	Quartile 1	Quartile 3	Quartile 1	Quartile 3	Quartile 4
With respect to the sub-advisory fee, the Board noted that it was payable solely out of the unitary management fee payable to the Adviser. The Board considered the representations from the Adviser and the Sub-Adviser that neither firm manages any other accounts that follow a similar strategy as the Fund. The Board was agreeable to the fee levels.
Costs and Profitability. The Board further considered information regarding the potential profits, if any, that may be realized by each of the Adviser and the Sub-Adviser in connection with providing their respective services to the Fund. The Board reviewed the profit and loss information provided by the Adviser with respect to the Fund, noting that the Fund is not profitable to the Adviser at this time. The Board also reviewed the same type of information provided by the Sub-Adviser that showed it was not profitable at this time. They also considered the information provided by the Sub-Adviser that estimated it would reach the breakeven point when the Fund has approximately $47 million in assets. The Board discussed the financial condition of the Sub-Adviser, noting that the Sub-Adviser has sufficient capital to maintain its commitment to the Fund for an additional annual period. The Board also reviewed the costs associated with the personnel, systems and equipment necessary to manage the Fund and to meet the regulatory and compliance requirements adopted by the SEC and other regulatory bodies. The Board also considered other expenses of the Fund the Adviser would pay in accordance with the Advisory Agreement. The Board took into consideration that the Adviser agreed to pay all expenses incurred by the Fund except for the fees paid to the Adviser pursuant to the Advisory Agreement, payments under any distribution plan adopted pursuant to Rule 12b-1, brokerage expenses, acquired fund fees and expenses, taxes, interest (including borrowing costs), the fees and expenses associated with the Fund’s securities lending program, litigation expenses and other non-routine or extraordinary expenses. The Board also considered the respective financial obligations of the Adviser, as well as the Sub-Adviser, who serves as the sponsor of the Fund.
Other Benefits. The Board further considered the extent to which the Adviser or the Sub-Adviser might derive ancillary benefits from the Fund’s operations. For example, the Adviser may engage in soft dollar transactions in the future, although it did not currently plan to do so. In addition, the Adviser may benefit from continued growth in the Trust by potentially negotiating better fee arrangements with key vendors serving the Fund and other series in the Trust.
Economies of Scale. The Board also considered whether economies of scale would be realized by the Fund as its assets grow larger, including the extent to which this is reflected in the level of fees to be charged. The Board also noted that the advisory and sub-advisory fees do not include breakpoints but concluded that it was premature to meaningfully evaluate potential economies of scale given the Fund’s current assets.

Conclusion. No single factor was determinative of the Board’s decision to approve the continuation of the Advisory Agreement and Sub-Advisory Agreement for an additional annual term; rather, the Board based its determination on the total mix of information available to it. Based on a consideration of all the factors in their totality, the Board, including the Independent Trustees, unanimously determined that the Advisory Agreement and Sub-Advisory Agreement, including the compensation payable under each Agreement, were fair and reasonable to the Fund. The Board, including the Independent Trustees, unanimously determined that the approval of the continuation of each of the Advisory Agreement and the Sub-Advisory Agreement was in the best interests of the Fund and its shareholders.
Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 16. Controls and Procedures.

(a) The Registrant’s President (principal executive officer) and Treasurer (principal financial officer) have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 18. Recovery of Erroneously Awarded Compensation.

There have been no required recovery of erroneously awarded incentive based compensation to an executive officer from the registrant that required an accounting restatement.

Item 19. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.Furnished herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	EA Series Trust

By (Signature and Title)	/s/ Patrick Cleary
Patrick Cleary, President, Chief Executive Officer, and Principal Executive Officer

Date:	8/2/2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Patrick Cleary
Patrick Cleary, President, Chief Executive Officer, and Principal Executive Officer

Date:	8/2/2024

By (Signature and Title)	/s/ Sean Hegarty
Sean Hegarty, Treasurer, Chief Financial Officer, Comptroller, and Principal Financial Officer

Date:	8/2/2024